Exhibit 10.2

EXECUTION VERSION

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This Intellectual Property Security Agreement is entered into as of March 11, 2013 by and among HERCULES TECHNOLOGY GROWTH CAPITAL, INC. (“Lender”) and OCZ TECHNOLOGY GROUP, INC., a Delaware corporation (“Grantor”).

RECITALS

A. Lender has agreed to make certain advances of money and to extend certain financial accommodation (the “Loans”) to Grantor in the amounts and manner set forth in that certain Loan and Security Agreement by and among Lender and Grantor, and each of Grantor’s domestic subsidiaries, dated as of March 11, 2013 (as the same may be amended, modified or supplemented from time to time, the “Loan Agreement”; capitalized terms used herein are used as defined in the Loan Agreement).

B. Lender is willing to make the Loans to Grantor, but only upon the condition, among others, that Grantor shall grant to Lender a security interest in certain Copyrights, Trademarks and Patents to secure the obligations of Grantor under the Loan Agreement.

C. Pursuant to the terms of the Loan Agreement, Grantor have granted to Lender a security interest in all of Grantor’s right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations under the Loan Agreement and all other agreements now existing or hereafter arising among Grantor and Lender, Grantor hereby represents, warrants, covenants and agrees as follows:

AGREEMENT

To secure its obligations under the Loan Agreement and under any other agreement now existing or hereafter arising among Lender and Grantor, Grantor grant and pledge to Lender a security interest in all of Grantor’s right, title and interest in, to and under its Intellectual Property (including without limitation those Copyrights, Patents and Trademarks listed on Schedules A, B and C hereto), and including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all re-issues, divisions continuations, renewals, extensions and continuations-in-part thereof.

Notwithstanding anything contained in this agreement to the contrary, the property in which Grantor has granted an pledged a security interest hereunder shall not include: (i) any rights or interest in any contract, lease, permit, license, or license agreement covering real or personal property of Grantor if under the terms of such contract, lease, permit, license, or license agreement, or applicable law with respect thereto, the grant of a security interest or lien therein is prohibited as a matter of law or under the terms of such contract, lease, permit, license, or license agreement and such prohibition or restriction has not been waived or the consent of the other party to such contract, lease, permit, license, or license agreement has not been obtained (provided, that, (A) the foregoing exclusions of this clause (i) shall in no way be construed (1) to apply to the extent that any described prohibition or restriction is ineffective under Section 9-406, 9-407, 9-408, or 9-409 of the UCC or other applicable law, or (2) to apply to the extent that any consent or waiver has been obtained that would permit Lender’s security interest or lien to attach notwithstanding the prohibition or restriction on the pledge of such contract, lease, permit, license, or license agreement and (B) the foregoing exclusions of clause (i) shall in no way be construed to limit, impair, or otherwise affect Lender’s continuing security interests in and liens upon any rights or interests of Grantor in or to (1) monies due or to become due under or in connection with any described contract, lease, permit, license, license agreement, or (2) any proceeds from the sale, license, lease, or other dispositions of any such contract, lease, permit, license or license agreement); or (ii) any United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law, provided that upon submission and acceptance by the United States Patent and Trademark Office of an amendment to allege use pursuant to 15 U.S.C. Section 1060(a) (or any successor provision), such intent-to-use trademark application shall be within the security interest granted hereunder.

This security interest is granted in conjunction with the security interest granted to Lender under the Loan Agreement. The rights and remedies of Lender with respect to the security interest granted hereby are in addition to those set forth in the Loan Agreement and the other Loan Documents, and those which are now or hereafter available to Lender as a matter of law or equity. Each right, power and remedy of Lender provided for herein or in the Loan Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Lender of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Lender, of any or all other rights, powers or remedies.

Grantor represents and warrants that Exhibits A, B, and C attached hereto set forth any and all intellectual property rights in connection to which Grantor has registered or filed an application with either the United States Patent and Trademark Office or the United States Copyright Office, as applicable.

(Signatures to Follow)

IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed by their respective officers thereunto duly authorized as of the first date written above.

Address of Grantor: 6373 San Ignacio Avenue San Jose, CA 95119	GRANTOR: OCZ TECHNOLOGY GROUP, INC.

By:
Title:
Address of Lender: 400 Hamilton Avenue, Suite 310 Palo Alto, CA 94301 Attn: Loan Documentation	LENDER: HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

By:
Title:

EXHIBIT A

Copyrights

NONE.

EXHIBIT B

Patents

PATENTS ISSUED—United States

Patent No.	Title
6035384	Solid state disk drive address generator with multiplier circuit
6374389	Method for correcting single bit hard errors
7,155,633	Exchange server method and system
7464156	Load balancing method for exchanging data between multiple hosts and storage entities in IP Based Storage Area Network
7460672	Method for Securing Data Storage in a Storage Area Network
7584341	Method for Defragmenting of virtual volumes in a storage area network (SAN)
7,301,846	Method and Apparatus for Increasing Computer Memory Performance
7,310,240	Method for Increasing Stability of System Memory through Enhanced Quality of Supply Power
7,433,994	On-Device Data Compression to Increase Speed of Flash Memory-Based Mass StorgeDevices
7,542,305	Memory Module Having On-Package or On-Module Termination
7,738,252	Method and Apparatus for Improved Thermal Management of Computer Memory Modules
7,876,564	Method and Apparatus for Cooling Computer Memory
7,983,860	Method and System for Monitoring Power Consumpiton of a Computer Component
8,083,536	Connector Assembly and Method for SATA Drives
8,145,977	Methods and Apparatus for Providing Error Correction to Unwritten Pages and for Identifying Unwritten Pages in Flash Memory
8,164,935	Memory Modules and Methods for Modifying Memory Subsystem Performance
8,312,444	Method for Optimizing Memory Modules for User-Specific Environments
8,310,836	Mass Storage Device for a Computer System and Method Therefor
8,331,123	High Performance Solid-State Drives and Methods Therefore
8,335,099	Optical Memory Device and Method Therefor
8,370,720	Mass Storage Device and Method for Offline Background Scrubbing of Solid-State Memory Devices
8,375,162	Method and Apparatus for Reducing Write Cycles in NAND-Based Flash Memory Devices
8,151,030	Method of increasing DDR memory bandwidth in DDR SDRAM modules

PENDING PATENTS—United States

Application #	Title
13/153694	Read Cache Device and Methods Thereof for Accelerating Access to Data in a Storage Network
13/666,305	Methods and Apparatus for Providing Hypervisor-Level Acceleration and Virtualization Services
12/179,715	Method for Optimizing Memory Modules for a User Specific Environments
12/496,685	On-Device Data Compression for Non-Volatile Memory-Based Mass Storage Devices
12/632,176	Memory Modules and Methods for Modifying
12/713,349	Modular Mass Storage System and Method Therefor
12/783,978	Mass Storage Device for a Computer System and Method Therefor
12/793,023	Method and Apparatus for Reducing Write Cycles in NAND-Based Flash Memory Devices
12/815,661	Hierarchically Structured Mass Storage Device and Method
12/835,817	Method and Apparatus to Increasing File Copy Performance on Solid State Mass Storage Devices
12/810,984	Read Enable Signal Adjusting Flash Memory Device and Read Control Method of Flash Memory Device
12/811,001	Flash Memory Device and Flash Memory Programming Method Equalizing Wear-Level
12/859,339	Optical Memory Device and Method Therefor
12/859,557	Methods, Systems and Devices for Increasing Data Retention on Solid-State Mass Storage Devices
12/859,595	Mass Storage Device and Method for Offline Background Scrubbing of Solid-State Memory Devices
12/862,176	NAND Flash-Based Storage Device With Built-In Test-Ahead for Failure Anticipation
12,872,114	Connector Assembly and Method for SATA Drives
12/876,937	Large Capacity Solid-StAtE Storage Devices and Methods Therefor
12/886,771	High Performance Solid State Drves and Methods Therefor
12/886,796	Central Processing Unit and Method for Workload Dependent Optimization Thereof
12/900,596	Computer System and Processing Method of Utilizing Graphics Processing Unit with ECC and Non-ECC Memory Switching Capability
12/903,260	Modular Mass Storage Devices and Methods of Using
12/917,641	Mass Storage Device and Method of Accessing Memory Devices Thereof
12/943,192	Mass Storage Device with Solid-State Memory Components Capable of Increased Endurance
12/945,100	Method for Restoring and Maintaining Solid-State Drive Performance
12/960,626	RAID Storage Systems Having Arrays of Solid-State Drives and Methods of Operation
12/986,564	Solid State Mass Storage Devce and Method for Failure Anticipation
13/027,597	Computer System with Backup Function and Method Therefor
13/032,805	Methods and Systems Utilizing Nonvolatile Memory in a Computer System Main Memory
13/088,450	Flash Memory Device and Method of Operation
13/103,270	Self-Trimming NAND Flash-Based Solid State Drive
13/115,716	Solid State Drive with Low Write Amplification
13/128,981	Controller for Solid State Disk WhichControlsAccess to Memory Bank
13/142,605	Memory Controller and Memory Mangement Method
13/146,427	Controller for Solid State Disk, WhichControls Simultaneous Switching of Pads
13/147,403	Memory Device, Memory Management Device, and Memory Management Method
13/148,115	Prgramming Method and Device for Abuffer Cache in a Solid-State Disk System
13/159,557	Apparatus for Optimizing Supply Power of a Comupter Component and Methods Therefor
13/177,839	Method for Flexible ECC Configuration of a Memory Space
13/181,589	Large Capacity Solid-State Storage Device and Methods Therefor
13/185,689	Solid-State Memory Based Storage Device with Low Error Rate
13/201,362	Storage system using high speed storage device as cache
13/205,300	PCIe Bus Extension System, Method and Interfaces Therefor
13/211,760	Mass Storage System and Method Using Hard Disk and Solid-State Media
13/251,491	Non-Volatile Memory-Based Mass Storage Device and Methods for Writing Data Thereto
13/257,185	Apparatus and Method for Managing a Dram Buffer

13/257,458	SSD Controller, and Method for Operating an SSD Controller
13/264,275	Cache and Disk Management Method, and a Controller Using the Method
13/280,597	Page-Buffer Management of Non-Volatile Memory-Based Mass Storage Devices
13/311,723	Mass Storage Systems and Methods Using Solid-State Storage Media
13/337,482	Methods, Storage Devices, and Sytems for Promoting the Endurance of Non-Volatile Solid-State Memory Components
13/339,413	Mounting Structure and Method for Dissipating Heat from a Computer Expansion Card
13/368,878	Solid State Memory-Based Storage Device Using Optical Input/Output Links
13/551,914	Power Supply for a Computer System Having Customizeable Cable Extensions
13/558,830	Non-Volatile Solid State Memory-Based Mass Storage Device and Methods Thereof
13/586,979	Mass Storage Device for a Computer System and Method Therefor
13/669,727	Integrated Storage/Processing Devices, Systems and Methods for Performing Big Data Analytics
13/689,727	Integrated Storage/Processing Devices, Systems and Methods for Performing Big Data Analytics
13/677,900	Solid State Mass Storage Device and Methods of Operation
13/678,192	NAND Flash Based Storage Device and Methods of Using
13/758,346	Apparatus, Methods and Architecture to Increase Write Performance and Endurance of Non-Volatile Solid State Memory Components
13/405,350	System And Method For Increasing DDR Memory Bandwidth In DDR SDRAM Modules
12/810,984	READ ENABLE SIGNAL ADJUSTING FLASH MEMORY DEVICE AND READ CONTROL METHOD OF FLASH MEMORY DEVICE
12/811,001	FLASH MEMORY DEVICE AND FLASH MEMORY PROGRAMMING METHOD EQUALIZING WEAR-LEVEL
13/058,314	DEVICE AND METHOD OF CONTROLLING FLASH MEMORY
13/128,981	CONTROLLER FOR SOLID STATE DISK WHICH CONTROLS ACCESS TO MEMORY BANK
13/142,605	MEMORY CONTROLLER AND MEMORY MANAGEMENT METHOD
13/146,427	CONTROLLER FOR SOLID STATE DISK, WHICH CONTROLS SIMULTANEOUS SWITCHING OF PADS
13/201,362	STORAGE SYSTEM USING A RAPID STORAGE DEVICE AS A CACHE
13/148,115	PROGRAMMING METHOD AND DEVICE FOR A BUFFER CACHE IN A SOLID-STATE DISK SYSTEM
13/147,403	MEMORY DEVICE, MEMORY MANAGEMENT DEVICE, AND MEMORY MANAGEMENT METHOD
13/257,185	APPRATUS AND METHOD FOR MANAGING A DRAM BUFFER
13/257,458	SSD CONTROLLER, AND METHOD FOR OPERATING AN SSD CONTROLLER
13/264,275	CACHE AND DISK MANAGEMENT METHOD, AND A CONTROLLER USING THE METHOD
13/519,724	CONTROLLER FOR DETECTING AND CORRECTING AN ERROR WITHOUT A BUFFER, AND METHOD FOR OPERATING SAME

EXHIBIT C

Trademarks

OCZ Technology Group, Inc.

United States Trademarks

Entry	Mark	Registration No.	Registration Date
1.	SUPERSCALE	4,119,820	3/27/2012
2.	INTREPID	4,105,681	2/28/2012
3.	DENEVA	4,099,159	2/14/2012
4.	SILENCER	3,352,055	12/11/2007
5.	PC POWER AND COOLING	3,859,399	10/12/2010
6.	HYPERSONIC	3,417,286	4/29/2008
7.	OCZ	2,810,218	2/3/2004
8.		1,778,764	6/29/1993
9.		1,755,030	3/2/1993
10.	VELODRIVE	4,099,161	2/14/2012
11.	TALOS	4,099,160	2/14/2012
12.		4249091	11/27/2012
13.	INDILINX INFUSED	4249090	11/27/2012
14.		4150238	5/29/2012

Entry	Mark	Registration No.	Registration Date
15.		4150140	5/29/2012
16.	INDILINX	4201127	9/4/2012
17.		4201238	9/4/2012
18.		4139254	5/21/2012
19.		4139249	5/8/2012

V.	United States Trademark Applications

Entry	Mark	Application No.	Filing Date
1.	VERITESSE	85/457,269	10/26/2011
2.	DATAWARD	85/346,413	6/15/2011
3.	DATASCRIBE	85/346,409	6/15/2011